Exhibit 10.15

THESE SECURITIES HAVE BEEN ISSUED (AND THE SECURITIES TO BE ISSUED UPON THE EXERCISE OF THESE SECURITIES, ASSUMING COMPLIANCE WITH THE SUBSCRIPTION AGREEMENT (AS DEFINED BELOW) AND THE TERMS HEREOF, WILL BE ISSUED) PURSUANT TO REGULATION S AS AN EXEMPTION TO THE PROVISIONS UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES CANNOT BE TRANSFERED, OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERMS ARE DEFINED IN REGULATION S), AND MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON (AS SO DEFINED), UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES AND BLUE SKY LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                             CHENIERE ENERGY, INC.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK


     The transferability and resale of this Warrant is restricted as set forth herein and in the related Subscription Agreement (as defined below), a copy of which may be obtained from the Company (as defined below) at its principal office.


No. WA-15                                                    Up to 50,000 Shares


         THIS CERTIFIES THAT for value received WESTERN SLOPES1 LTD. (the "Holder") or its registered assigns is the owner of a Warrant to purchase during the period exhibit no later than 5:00 p.m. New York time on September 1, 1999, the number of fully paid and nor-assessable shares of Common Stock, $.003 par value per share (the "Common Stock"), of Cheniere Energy, Inc., a Delaware corporation (hereinafter called the "Company"), specified above (the "Warrant Shares") upon payment of U.S. $3.125 per Warrant Share (the "Warrant Price") in accordance with Section 2 below. This Warrant is issued under, and the rights represented hereby are subject to, the terms and provisions contained in the Subscription Agreement dated August 27, 1996 (the "Subscription Agreement") between the Holder and the Company.

     1.  Exercise of Warrant. This Warrant may be exercised, from time to
         -------------------
time,,in whole or in part, at any time prior to the expiration hereof. Upon the exercise of this Warrant,, a Purchase Form substantially in the form attached hereto as Annex 1 must be properly completed and executed and surrendered to the Company or its transfer agent. In the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares, a new Warrant for the remaining number of the Warrant Shares, substantially in the form hereof, will be issued upon such exercise and surrender of this Warrant.

     If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock of the Company or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

     THIS WARRANT MAY NOT BE EXERCISED BY ANY U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED).

     2.  Payment of Purchase Price Upon Exercise, At the time of any exercise of
         ---------------------------------------
this Warrant the purchase price for the Warrant Shares shall be paid in full to the Company by check or wire transfer or other immediately available funds.

     3.  Adjustments. In the event of any change in the outstanding Common
         -----------
Stock of the Company by reason of any stock recapitalization, merger, consolidation,,, combination or exchange of shares, the kind of shares subject to this Warrant and their purchase price per share (but not the number of shares) shall be appropriately adjusted consistent with such change in such manner as the Board of Directors of the Company may deem equitable. In the event of a stock dividend or stock split, the kind of shares, the purchase price per share and number of shares shall be appropriately adjusted, consistent with such change in such manner as the Board of Directors may deem equitable. Any adjustments that are made by the Board of Directors shall be final and binding on the Holder.

     4.  No Rights of Stockholder. The Holder shall have no rights as a
         ------------------------
stockholder with respect to any Warrant Shares prior to the date of purchase thereof and issuance to him of a certificate or certificates for such Warrant Shares.

     5.  Compliance With Law and Regulations. The obligation of the Company to
         -----------------------------------
sell and deliver the Warrant Shares shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If, at any time, the Board of Directors of the Company shall determine that (a) the listing, registration or qualification of the Warrant Shares upon any securities exchange or under any state or federal law or (b) the consent or approval of any government regulatory body, is necessary or desirable as a condition to, or n connection with, the offer, sale and issuance of the Warrant Shares, this Warrant shall not be exercised by the Holder in whole or in part unless such listing registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Board of Directors of the Company.

     6.  Tax Withholding Requirements. The Company shall have the right to
         ----------------------------
require the holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding or other tax requirements applicable to any sale of this Warrant or the issuance and sale of the Warrant Shares prior to the delivery of any certificate representing this Warrant or any certificate for the Warrant Shares.

     7.  Fractional Shares. To the extent required, fractional shares of Common
         -----------------
Stock shall be issued upon the exercise of this Warrant up to but not more than the nearest thousandth of a share (.001). The Company shall not be under any obligation to compensate the Holder in any way for fractional shares in less than such amounts.

     8.  Assignment of Warrant. (a) By acceptance of an assignment of this
         ---------------------
Warrant any assignee agrees and assents to all the terms and provisions hereof and the relevant terms and provision of the Subscription Agreement.

     9.  Ownership of Warrant. The Company may deem and treat the person in
         --------------------
whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in section 10 hereof.

     10. Transfer of Warrant.  The Company agrees to maintain at the office of
         -------------------
the Company (or of its transfer agent) books for the registration of transfers of Warrants, and transfer of this. Warrant and all rights hereunder shall be registered, in whole or in part, on such books, subject to the limitations on transfer and resale contained in the Subscription Agreement, upon surrender of this Warrant at such office, together with an Assignment Form substantially in the form attached hereto as Annex 2, duly executed by the Holder or his duly authorized agent or attorney-in-fact, and payment of any transfer taxes. Upon surrender of this Warrant the Company shall execute and deliver a new Warrant or Warrants of like tenor and representing in the aggregate the right to purchase the same number of shares of Common Stock in the name of the assignee or assignees and in the denominations specified In the Assignment Form, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new holder without having a new Warrant issued.

     11. Division or Combination of Warrants. This Warrant may be divided or
         -----------------------------------
combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the once of the Company (or its transfer agent), together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued1 signed by the holders hereof and thereof or their respective duly authorized agents or attorneys-in-fact. Subject to compliance with Section 10 hereof as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     12. Loss, Theft, Destruction, or Mutilation of Warrant Certificates.
         ---------------------------------------------------------------
Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or. in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, In lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

     13. Expenses of Delivery of Warrants.  The Company shall pay all expenses
         --------------------------------

(other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and Warrant Shares hereunder.

     14. Severability. Whenever possible, each provision of this Warrant will be
         ------------
interpreted in such manner as to be effective and valid wider applicable law, but if any provision of this Warrant is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Warrant.

     15. Descriptive Headings. The descriptive headings of this Warrant are
         --------------------
inserted for convenience only and do not constitute a part of this Warrant and shall not be used in the interpretation hereof.

     16. Successors and Assigns.  This Warrant shall be binding upon any and all
         ----------------------
successors and assigns of the Company.

     17. Governing Law. This Warrant shall be construed according to the laws of
         -------------
the State of New York without giving effect to the conflict of law provisions thereof, and all provisions hereof shall be administered according to and its validity shall be determined under, the laws of such state, except where preempted by federal laws.

                 [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its representative, thereunto duly authorized, as of this 29th day of August, 1996.



                                   CHENIERE ENERGY, INC.

                                   By:



                                   William D. Forster
                                   President

                                                                         Annex 1
                                                                         -------

                                 PURCHASE FORM
                                 -------------



                                                          Dated
                                                               -----------------

                                    Annex 1
                                    -------

          The undersigned hereby irrevocably elects to exercise the attached Warrant to the extent of purchasing ____________ shares of Common Stock (as defined in the attached Warrant) and hereby makes payment in full by check or wire transfer or other immediately available funds totaling U.S. $_____________.


                 INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK
                 ---------------------------------------------

Name


Address
                 (please typewrite or print in block letters)


                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     In connection with the exercise of the attached Warrant, the undersigned hereby represents and warrants that:

     a. it is not a U.S. person (as defined under Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Securities Act) and the attached Warrant is not being exercised on behalf of a U.S. person (as defined under Regulation S);

     b. it recognizes that the shares of Common Stock issuable pursuant to the attached Warrant have not been registered under the Securities Act and may not sold, pledged or otherwise transferred except in accordance with the t~ and provisions of the Subscription Agreement (as defined in the attached Warrant);

     c. it has received all material information with respect to Cheniere Energy, Inc. (the "Company") which it deems necessary in connection with its decision. to exercise the attached Warrant and it has been given an opportunity to ask questions and receive answers from representatives of the Company;

     d. this purchase order for the Common Stock has been originated outside the United States; and

     e. it is purchasing the shares of Common Stock for its own account and not as a nominee for or for the benefit of a U.S. person or citizen of the United States (as such terms are defined in Regulation S), and for investment and not with a view to resale or distribution or any present intention to resell or distribute, except in compliance with the Securities Act and all applicable state securities laws.


                            ISSUANCE OF NEW WARRANT
                            -----------------------

     If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares.


    Signature

                                                                         Annex 2
                                                                         -------

                                ASSIGNMENT FORM
                                ---------------


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


  Name
                 (Please typewrite or print in block letters)



  Address


the right to purchase Common Stock (as defined in the attached Warrant) represented by the attached Warrant to the extent of___________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of Cheniere Energy, Inc. with full power of substitution in the premises.

  Date           19


  Signature

THESE SECURITIES HAVE BEEN ISSUED (AND THE SECURITIES TO BE ISSUED UPON THE EXERCISE OF THESE SECURITIES, ASSUMING COMPLIANCE WITH THE SUBSCRIPTION AGREEMENT (AS DEFINED BELOW) AND THE TERMS THEREOF, WILL BE ISSUED) PURSUANT TO REGULATION S AS AN EXEMPTION TO THE PROVISIONS UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES CANNOT BE TRANSFERRED, OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERMS ARE DEFINED IN REGULATION S), AND MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON (AS SO DEFINED), UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES AND BLUE SKY LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                             CHENIERE ENERGY, INC.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

     The transferability and resale of this Warrant is restricted as set forth herein and in the related Subscription Agreement (as defined below), a copy of which may be obtained from the Company (as determined below) at its principal office.

No. WA-14                                                    Up to 50,000 Shares


     THIS CERTIFIES THAT for value received GREAT HERITAGE HOLDINGS, LTD. (the "Holder") or its registered assigns is the owner of a Warrant to purchase during the period expiring no later than 5:00 p.m. New York time on September 1, 1999, the number of fully paid and non-assessable shares of Common Stock, $.003 par value per share (the "Common Stock"), of Cheniere Energy, Inc., a Delaware corporation (hereinafter called the "Company"), specified above (the "Warrant Shares") upon payment of U.S. $3.125 per Warrant Share (the Warrant Price") in accordance with Section 2 below. This Warrant is issued under, and the rights represented hereby are subject to, the terms and provisions contained in the Subscription Agreement dated August 27, 1996, (the "Subscription Agreement") between the Holder and the Company.

1.   Exercise of Warrant. This Warrant may be exercised, from time to time, in
     -------------------
whole or in part, at any time prior to the expiration hereof. Upon the exercise of this Warrant, a Purchase Form substantially in the form attached hereto as Annex 1 must be properly completed and executed and surrendered to the Company or its transfer agent. In the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares. a new Warrant for the remaining number of the Warrant Shares, substantially in the form hereof, will be issued upon such exercise and surrender of this Warrant.
     If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock of the Company or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

     THIS WARRANT MAY NOT BE EXERCISED BY ANY U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THIE SECURITIES ACT OF 1933, AS AMENDED).

     2.  Payment of Purchase Price Upon Exercise. At the time of any exercise of
         ---------------------------------------
this Warrant the purchase price for the Warrant Shares shall be paid in full to the Company by check or wire transfer or other immediately available funds.

     3.  Adjustments. In the event of any change in the outstanding Common Stock
         -----------
the Company by reason of any stock recapitalization, merger1 consolidation, combination or exchange of shares, the kind of shares subject to this Warrant and their purchase price per share (but not the number of shares) shall be appropriately adjusted consistent with such change in' such manner as the Board of Directors of the Company may deem equitable. In the event of a stock dividend or stock split, the kind of shares, the purchase price per share and number of shares shall be appropriately adjusted, consistent with such change in such manner as the Board of Directors may deem equitable. Any adjustments that are made by the Board of Directors shall be final and binding on the Holder.

     4.  No Rights of Stockholder. The Holder shall have no rights as a
         ------------------------
stockholder with respect to any Warrant Shares prior to the date of purchase thereof and issuance to him of a certificate or certificates for such Warrant Shares.

     5.  Compliance With Law and Regulations. The obligation of the Company to
         -----------------------------------
sell and deliver the Warrant Shares shall be subject to all applicable federal and state laws, ru1es regulations and to such approvals by any government or regulatory agency as may be required. If, at any time, the Board of Directors of the Company shall determine that (a) the listing, registration or qualification of the Warrant Shares upon any securities exchange or under any state or federal law or (b) the consent or approval of any government regulatory body, is necessary or desirable as a condition to, or in connection with, the offer, sale and issuance of the Warrant Shares, this Warrant shall not be exercised by the Holder in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Board of Directors of the Company.

     6.  Tax Withholding Requirements. The Company shall have the right to
         ----------------------------
require the Holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding or other tax requirements applicable to any sale of this Warrant or the issuance and sale of the Warrant Shares prior to the delivery of any certificate representing this Warrant or any certificate for the Warrant Shares.

     7.  Fractional Shares. To the extent required, fractional shares of
         -----------------
Common Stock shall be issued upon the exercise of this Warrant up to but not more than the nearest thousandth of a share (.001). The Company shall not be under any obligation to compensate the Holder in any way for fractional shares in less than such amounts.

     8.  Assignment of Warrant. (a) By acceptance of an assignment of this
         ---------------------
Warrant any assignee agrees and assents to all the terms and provisions thereof and the relevant terms and provision of the Subscription Agreement.

     9.  Ownership of Warrant. The Company may deem and treat the person in
         --------------------
whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in Section 10 hereof.

     10. Transfer of Warrant. The Company agrees to maintain at the
         -------------------
office of the Company (or of its transfer agent) books for the registration of transfers of Warrants, and transfer of this Warrant and all rights hereunder shall be registered1 in whole or in part, on such books, subject to the limitations on transfer and resale contained in the Subscription Agreement, upon surrender of this Warrant at such office, together with an Assignment Form substantially in the form attached hereto as Annex 2, duly executed by the Holder or his duly authorized agent or attorney-in-fact, and payment of any transfer taxes. Upon surrender of this Warrant the Company shall execute and deliver a new Warrant or Warrants of like tenor and representing in the aggregate the right to purchase the same number of shares of Common Stock in the name of the assignee or assignees and in the denominations specified in the Assignment Form, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new holder without having a new Warrant issued.

     11. Division or Combination of Warrants. This Warrant may be divided or
         -----------------------------------
combined with other Warrants upon surrender hereof and of any warrant or Warrants with which this Warrant is to be combined at the office of the Company (or its transfer agent), together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys-in-fact. Subject to compliance with Section 10 hereof as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     12. Loss, Theft, Destruction, or Mutilation of Warrant Certificates. Upon
         ---------------------------------------------------------------
receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss; theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

     13. Expenses of Delivery of Warrants. The Company shall pay all expenses
         --------------------------------
(other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and Warrant Shares hereunder.

     14. Severability. Whenever possible, each provision of this Warrant will be
         ------------
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be prohibited by or invalid under applicable law. such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Warrant.

     15. Descriptive Heading. The descriptive headings of this Warrant are
         -------------------
inserted for convenience only and do not constitute a part of this Warrant shall not be used in the interpretation hereof.

     16. Successors and Assigns. This Warrant shall be binding upon any and all
         ----------------------
successors and assigns of the Company.

     17. Governing Law. This warrant shall be construed according to the laws
         -------------
of the State of New York without giving effect to the conflict of law provisions thereof, and all provisions hereof shall be administered according to and its validity shall be determined under, the laws of such state, except where preempted by federal laws.

                 [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be exercised by its representative, thereunto duly authorized, as of this 29th day of August,1996.



                                        CHENIERE ENERGY, INC.



                                        By:  William D. Forster,
                                             President

                                                                         Annex 1
                                                                         -------

                                 PURCHASE FORM
                                 -------------



                                                          Dated
                                                               ----------------


         The undersigned hereby irrevocably elects to exercise the attached Warrant to the extent of purchasing ___________ shares of Common Stock (as defined in the attached Warrant) and hereby makes payment in full by check or wire transfer or other immediately available funds totaling U.S.
$___________________.

                 INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK
                 ---------------------------------------------



  Name



  Address
                 (Please typewrite or print in block letters)



                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

         In connection with the exercise of the attached Warrant, the undersigned hereby represents and warrants that:

         a. it is not a U.S. person (as defined under Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Securities Act") and the attached Warrant is not being exercised on behalf of a U.S. person (as defined under Regulation S);

         b. it recognizes that the shares of Common Stock issuable pursuant to the attached Warrant have not been registered under the Securities Act and may not sold, pledged or otherwise transferred except in accordance with the terms and provisions of the Subscription Agreement (as defined in the attached Warrant);

         c. it has received all material information with respect to Cheniere Energy, Inc. (the "Company") which it deems necessary in connection with its decision to exercise the attached Warrant and it has been given an opportunity to ask questions and receive answers from representatives of the Company;

         d. this purchase order for the Common Stock has been originated outside the United States; and

         e. it is purchasing the shares of Common Stock for its own account and not as a nominee for or for the benefit of a U.S. person or citizen of the United States (as such terms are defined in Regulation S), and for investment and not with a view to resale or distribute or any present intention to resell or distribute, except in compliance with the Securities Act and all applicable state securities laws.

                            ISSUANCE OF NEW WARRANT
                            -----------------------

     If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares.



  Signature

                                    Annex 2
                                    -------


                                ASSIGNMENT FORM
                                ---------------

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:



  Name
                 (Please typewrite or print in block 1etters)



  Address



the right to purchase Common Stock (as defined in the attached Warrant) represented by the attached Warrant to the extent of ___________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________________________ Attorney-in-Fact, to transfer the same on the books of Cheniere Energy, Inc. with full power of substitution in the premises.

Date             19__



Signature